FORM OF SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”) is made the 23rd day of December, 2010 between THE PERSONS NAMED ON THE SIGNATURE PAGES HERETO (each such person a “Seller” and collectively the “Sellers”) and Magnum Hunter Resources Corporation, a corporation existing under the laws of Delaware (the “Acquiror”).

WHEREAS each of the Sellers is the legal and beneficial owner of common shares, no par value (“Company Shares”), and/or options to acquire Company Shares (“Company Options”) of NGAS Resources, Inc., a corporation existing under the laws of British Columbia (the “Company”);

AND WHEREAS the Acquiror is contemporaneously herewith entering into an arrangement agreement with the Company (the “Arrangement Agreement”), which provides for, among other things, the Acquiror acquiring all of the outstanding Company Shares pursuant to a plan of arrangement under the BCBCA (the “Arrangement”) on and subject to the terms and conditions of the Arrangement Agreement;

AND WHEREAS this Agreement sets out the terms and conditions of the agreement of each Seller (i) to vote or cause to be voted the Subject Securities (as defined in Section 2.2) in favor of the Arrangement and any other matter that could reasonably be expected to facilitate the Arrangement, and (ii) to abide by the restrictions and covenants set forth herein;

AND WHEREAS the Acquiror is relying on the covenants, representations and warranties of each Seller set forth in this Agreement in connection with the execution and delivery of the Arrangement Agreement by the Acquiror;

NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby covenant and agree as follows:

ARTICLE 1

INTERPRETATION

1.1          All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Arrangement Agreement.

1.2          In this Agreement, unless otherwise expressly stated or the context otherwise requires:

(a)           references to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Agreement and not to any particular Section of or Schedule to this Agreement;

(b)           references to a “Section”, “clause” or a “Schedule” are references to a Section of or clause of or Schedule to this Agreement;

(c)           words importing the singular shall include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders;

(d)           the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)           if the date on which any action is required to be taken hereunder by any of the parties is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day;

(f)           a period of Business Days is to be computed as beginning on the day following the event that began the period and ending at 4:00 p.m. (Vancouver, British Columbia time) on the last day of the period if the period is a Business Day or at 4:00 p.m. on the next Business Day if the last day of the period does not fall on a Business Day;

(g)           the terms “material” and “materially” shall, when used in this Agreement, be construed, measured or assessed on the basis of whether the matter would materially affect a party and its affiliates, taken as a whole;

(h)           references to any legislation or to any provision of any legislation shall include any modification or re-enactment thereof, any legislation provision substituted therefor and all regulations, rules and interpretations issued thereunder or pursuant thereto;

(i)           references to any agreement or document shall be to such agreement or document (together with the schedules and exhibits attached thereto), as it may have been or may hereafter be amended, modified, restated or waived from time to time;

(j)           wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation”, respectively; and

(k)           references to the “knowledge of the Seller” mean the actual knowledge or awareness, after due inquiry, of a Seller, including where applicable the officers and managing directors of such Seller, and any other person in an equivalent position with such Seller.

ARTICLE 2

AGREEMENT TO VOTE

2.1          Subject to the terms and conditions of this Agreement, each Seller hereby irrevocably and unconditionally covenants and agrees from the date hereof until the earlier of (i) the Effective Time, and (ii) the termination of this Agreement pursuant to Article 6:

(a)           to vote or to cause to be voted the Seller’s Subject Securities (as defined below) at the Company Meeting (or any adjournment or postponement thereof) in favor of the Arrangement, including the Arrangement Resolution, and in favor of any other matter to be considered by the Company Shareholders at the Company Meeting which is reasonably necessary for the consummation of the Arrangement, including in connection with any separate vote of any sub-group of the Company Shareholders or other Company security holders that may be required to be taken and of which sub-group the Seller forms a part.  The Seller will also cause the Subject Securities to be counted as present for purposes of establishing a quorum at any such Company Meeting;

(b)           to vote or cause to be voted the Seller’s Subject Securities against any Acquisition Proposal and/or any matter that is inconsistent with the Arrangement Agreement or the Arrangement or could reasonably be expected to delay, prevent, impede or frustrate the successful completion of the Arrangement;

(c)           no later than 15 Business Days prior to the Company Meeting, to deliver or cause to be delivered to the Acquiror or to the Company’s transfer agent  (with a copy to the Acquiror) a duly executed proxy (or other appropriate voting instrument) in favor of (and in form reasonably satisfactory to) the Acquiror or its designee, with full power of substitution (and accompanied by such other documents establishing such Seller’s authority as the Acquiror may reasonably request), to attend, vote and otherwise act for and on behalf of such Seller in respect of its Subject Securities and in respect of all matters which may come before a meeting of the Company Shareholders relating to the Arrangement in accordance with Section 2.3 (and any meeting of a sub-group of Company Shareholders or other Company security holders at which there may be a separate vote in connection with the Arrangement), and such proxy (or other voting instrument) shall not be revoked unless this Agreement is terminated pursuant to Article 6 prior to the exercise of such proxy (or other voting instrument);

(d)           not to exercise any rights of a Company Shareholder to dissent pursuant to applicable Law in respect of the Arrangement, the Interim Order, the Final Order or otherwise in connection with the Arrangement, in each case as such may be amended or varied at any time prior to the Effective Time; and

(e)           to cause the Seller’s Subject Securities to be counted as present for purposes of establishing a quorum and (A) to vote, or cause to be voted, the Seller’s Subject Securities against, and (B) to not otherwise support, in each case, any: (i) liquidation, dissolution, recapitalization, merger, amalgamation, acquisition, strategic alliance, business combination, take-over bid, sale of material assets (or any lease, long-term supply agreement or other arrangement having the same economic effect as a sale), any material issue or sale of treasury shares or rights or interests therein or thereto, or similar transactions or series of transactions involving the Company or any of its Subsidiaries, or a proposal to do any of the foregoing, excluding the Arrangement; (ii) change in the capitalization of the Company as of the date hereof, amendment of the Company’s articles or notice of articles or other proposal or transaction involving the Company or change in any manner the voting rights of the Company Shares or any other securities of the Company; (iii) material change in the corporate structure or business of the Company or its Subsidiaries; (iv) any action, proposal, transaction or agreement that is intended, or could reasonably be expected, or the effect of which could reasonably be expected, to result in a breach in any respect of any covenant, agreement, representation, warranty or any other obligation of the Company under the Arrangement Agreement or of Seller under this Agreement; and (v) action, agreement, transaction or proposal that might reasonably be regarded as being directed towards or likely to prevent or delay the Company Meeting or the successful completion of the Arrangement or any other transactions reasonably necessary for the consummation of the Arrangement, at any meeting of Company Shareholders.

2.2          As used in this Agreement, the term “Subject Securities” means the Company Shares (including Company Shares issuable pursuant to the exercise of any Company Option) and any Company Option or other securities of the Company that are beneficially owned, or in respect of which the voting is, directly or indirectly, controlled or directed by each Seller, as constituted at the date hereof, listed immediately under the Seller’s signature hereto and includes:

(a)           all of the Company Shares and Company Options that may become beneficially owned, or in respect of which the voting may become, directly or indirectly, controlled or directed by the Sellers after the date hereof and prior to the Effective Time, including all of the Company Shares issued pursuant to any convertible security of the Company owned by the Sellers or which may otherwise be acquired by the Sellers after the date hereof and prior to the Effective Time; and

(b)           any other voting securities of the Company that may result from a reclassification, conversion, consolidation, subdivision or exchange of, or distribution or dividend on, such shares or capital reorganization of the Company and all other securities exercisable, convertible or exchangeable into any of the foregoing.  For the avoidance of doubt, any Company Shares for which a Seller has been appointed by a Company Shareholder (but not another Seller) as attorney-in-fact and proxy, shall not be deemed Subject Securities.

2.3          Each Seller hereby appoints the Acquiror or its designee as attorney-in-fact (which appointment is unconditional, irrevocable and coupled with an interest) with full power of substitution and resubstitution, during and for the term of this Agreement, as Seller’s true and lawful attorney-in-fact and proxy for and in Seller’s name, place and stead, to vote (or to instruct nominees or record holders to vote) all the Subject Securities that Seller owns beneficially or of record at the time of such vote, at any annual, special or adjourned or postponed meeting of the shareholders of the Company (and this appointment will include the right to sign on behalf of Seller as Seller’s attorney in fact to any consent, certificate or other document relating to the Company that may be required or permitted by Applicable Law) in respect of any of the matters referred to in Section 2.1, and if, pursuant to this power of attorney, the Acquiror has executed and not revoked a proxy in respect of a meeting for the Subject Securities which proxy has been accepted by the Company, then in such circumstances the Seller shall not be responsible for voting under Sections 2.1(a), 2.1(b) and 2.1(e).

2.4          Seller hereby affirms that this proxy and power of attorney as set forth in Section 2.3 are irrevocable and coupled with an interest sufficient to support an irrevocable proxy under Applicable Law.  Seller hereby further affirms that the irrevocable proxy set forth in Section 2.3 is given in connection with, and granted in consideration of and as an inducement to, Acquiror entering into the Arrangement Agreement and such proxy is given to secure the performance of the duties of Seller under this Agreement.  Seller represents and warrants that any proxies or powers of attorney heretofore given in respect of Seller’s Subject Securities that may still be in effect are not irrevocable and Seller hereby revokes all and any other proxies and powers of attorney with respect to the Subject Securities that Seller may have heretofore made or granted.  If for any reason the proxy granted herein is found by a court of competent jurisdiction to not be irrevocable, then Seller agrees to vote the Subject Securities in accordance with Section 2.1 above as instructed by Acquiror in writing.  The parties agree that the foregoing is a voting agreement. For Subject Securities as to which Seller is the beneficial but not the record owner, Seller shall take all necessary actions to cause any record owner of such Subject Securities to grant to Acquiror an irrevocable proxy to the same effect as that contained herein.

ARTICLE 3

CERTAIN COVENANTS OF THE SELLERS

3.1          Each Seller hereby covenants and irrevocably agrees that it shall, from the date hereof until the earlier of (i) the termination of this Agreement pursuant to Article 6 and (ii) the Effective Time, except in accordance with the provisions of this Agreement:

(a)           not, directly or indirectly, through any of its affiliates or representatives, (i) initiate, solicit, or knowingly encourage inquiries or proposals with respect to an Acquisition Proposal other than from Acquiror, (ii) engage in any discussions or negotiations concerning, or provide any confidential information or data to any Third Party in connection with an Acquisition Proposal (except to notify such Person as to the existence of the provisions of Section 6.8 of the Arrangement Agreement), or knowingly take any other action with the purpose or intention of facilitating any other inquiries or the making of any proposal that constitutes, or that reasonably may be expected to lead to, any Acquisition Proposal, or (iii) except as permitted by Section 6.8(g) of the Arrangement Agreement, enter into any agreement (other than a confidentiality agreement permitted by Section 6.8(b) of the Arrangement Agreement) with respect to any Acquisition Proposal or approve or resolve to approve any Acquisition Proposal; provided, however, that each Seller may, and may authorize and permit any representative of such Seller to, take any actions to the extent the Company is permitted to take such actions under Section 6.8 of the Arrangement Agreement, including providing non-public information to, and participating in discussions or negotiations with, any person if at such time such Seller has been notified by the Company that the Board of Directors of the Company is permitted to take such actions in accordance with Section 6.8 of the Arrangement Agreement;

(b)           immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any person or group or any representatives of any person or group (other than Acquiror) conducted before the date of this Agreement with respect to any Acquisition Proposal;

(c)           promptly (and, in any event, within one Business Day) (i) notify Acquiror of the existence of any proposal, discussion, negotiation or inquiry received by the Seller with respect to any Acquisition Proposal, the material terms and conditions of any proposal, discussion, negotiation or inquiry that it may receive and the identity of the Person making such proposal or inquiry, and any modification of or amendment thereto and (ii) provide Acquiror a copy of any such proposal or inquiry and any modification of or amendment thereto.  The Seller will keep Acquiror reasonably apprised of any related developments, discussions, and negotiations;

(d)           not option, sell, transfer, pledge, encumber, grant a security interest in, hypothecate or otherwise convey or enter into any agreement to do any of the foregoing or enter into any forward sale, repurchase agreement or other monetization transaction with respect to any of the Subject Securities, or any right or interest therein (legal or equitable), to any person or group or agree to do any of the foregoing;

(e)           not grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities, or enter into any voting agreement, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of Company Shareholders or give consents or approvals of any kind with respect to any of the Subject Securities;

(f)            not requisition or join in any requisition of any meeting of Company Shareholders without the prior written consent of the Acquiror, or vote or cause to be voted any of the Subject Securities in respect of any proposed action by the Company or its Sellers or affiliates or any other person or group in a manner which might reasonably be regarded as likely to prevent or delay the successful completion of the Arrangement or the other transactions contemplated by the Arrangement Agreement and this Agreement or have a Company Material Adverse Effect;

(g)           not commit any act that could restrict or affect Seller’s legal power, authority or right to vote any or all of the Subject Securities then owned of record or beneficially by Seller or otherwise prevent or disable Seller from performing any of Seller’s obligations under this Agreement;

(h)           not do indirectly that which it may not do directly by the terms of this Article 3 or take any other action of any kind, directly or indirectly, which might reasonably be regarded as likely to reduce the success of, or delay or interfere with the completion of, the Arrangement and the other transactions contemplated by the Arrangement Agreement and this Agreement;

(i)            not take any action that would make any representation or warranty of Seller contained herein untrue or incorrect in any material respect or would reasonably be expected to have the effect of preventing, impeding or interfering with or adversely affecting the performance by the Seller of its obligations under or contemplated by this Agreement;

(j)            if Seller is an individual, cause his or her spouse or registered domestic partner, as applicable, to execute and deliver a separate consent and agreement in the form attached as Exhibit A hereto;

(k)           exercise any of the in-the-money Company Options upon the request of Acquiror on or before the Business Day following such request unless otherwise specified by Acquiror in writing;

(l)            hereby authorize the Company or its counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such Subject Securities); and

(m)          upon reasonable request of Acquiror, execute and deliver such additional documents and take such further actions as may be necessary or desirable to carry out the provisions of this Agreement.

3.2          Seller understands and agrees that if Seller attempts to transfer, vote or provide any other Person with the authority to vote any of the Subject Securities other than in compliance with this Agreement, the Company shall not, and Seller hereby unconditionally and irrevocably instructs the Company to not, (i) permit any such transfer on its books and records, (ii) issue (A) book entry shares or (B) a new certificate representing any of the Subject Securities or (iii) record such vote unless and until Seller shall have complied in all respects with the terms of this Agreement.

3.3          Seller agrees that it shall not, and shall cause each of its affiliates not to, become a member of a “group” (as that term is used in Section 13(d) of the Exchange Act) that Seller or such affiliate is not currently a part of and that has not been disclosed in a filing with the SEC prior to the date hereof (other than as a result of entering into this Agreement) with respect to any Company Shares or any other voting securities of the Company for the purpose of opposing or competing with the transactions contemplated by the Arrangement Agreement.

3.4          Notwithstanding Section 3.1, each Seller who is a director or officer of the Company shall be entitled to exercise, and comply with, his or her fiduciary duties in his or her capacity as director or officer of the Company and not be in breach of this Agreement.

3.5          If a Superior Proposal is made, each Seller hereby agrees that it shall continue to support the Arrangement and comply with its obligations hereunder, including not withdrawing or revoking the proxy or power of attorney referred to in Sections 2.1(b) and 2.3, respectively, in respect of the Subject Securities.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE SELLER

4.1          Each Seller represents, warrants and, where applicable, covenants to the Acquiror as follows and acknowledges that the Acquiror is relying upon these representations, warranties and covenants in connection with the entering into of this Agreement and the Arrangement Agreement:

(a)           Seller is the record and beneficial owner of, and has good title to, the Subject Securities, free and clear of any mortgage, pledge, hypothecation, rights of others, claim, security interest, charge, encumbrance, title defect, title retention agreement, voting trust agreement, interest, option, lien, charge or similar restriction or limitation (including any restriction on the right to vote or transfer any of the Subject Securities), except as may be provided for in this Agreement;

(b)           in the case of a Seller which is a corporate body, such Seller has been duly formed and is validly existing under the laws of its jurisdiction of formation or incorporation;

(c)           Seller has full legal right and capacity to execute and deliver this Agreement, to perform Seller’s obligations hereunder and to consummate the transactions contemplated by this Agreement;

(d)           this Agreement has been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery by the Acquiror, constitutes a legal, valid and binding obligation, enforceable by the Acquiror against Seller in accordance with its provisions, subject to bankruptcy, insolvency and other applicable Laws affecting creditor’s rights generally and general principles of equity, and no other proceedings on its part are necessary to authorize this Agreement and the performance of Seller’s obligations hereunder;

(e)           (i) Seller is the beneficial owner of, or controls or directs the voting rights in respect of, the Subject Securities listed immediately under Seller’s name on the signature pages hereto, and (ii) the only Company Shares, Company Options or other securities of the Company beneficially owned, or over which control or direction is exercised by Seller are those listed immediately under Seller’s name on the signature pages hereto;

(f)           Seller has the sole right to vote all the Subject Securities listed immediately under the Seller’s name on the signature pages hereto and all such Subject Securities shall, immediately prior to the Effective Time, be beneficially owned solely by Seller with good and marketable title thereto, free and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever;

(g)           no individual or entity has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer from Seller of any of the Subject Securities or any interest therein or right thereto, including any right to vote, except the Acquiror pursuant to this Agreement;

(h)           none of the execution and delivery by Seller of this Agreement or the completion or performance of the transactions contemplated hereby or the compliance with the obligations hereunder by Seller will result in a breach of (i) the governing documents of Seller, if applicable; (ii) any agreement or instrument to which Seller is a party or by which Seller or any of Seller’s property or assets is bound; or (iii) any judgment, decree, order or award of any Governmental Authority with respect to Seller, except, in the case of (ii) and (iii), such breaches which could not, individually or in the aggregate, impair the ability of Seller to perform its obligations under this Agreement or otherwise delay Seller in performing such obligations;

(i)           there are no legal proceedings in progress or pending before any Governmental Authority, or, to the knowledge of Seller, threatened, against Seller or Seller’s affiliates that would adversely affect in any manner Seller’s ability to enter into this Agreement and to perform its obligations hereunder;

(j)           neither the execution and delivery of this Agreement nor the performance by Seller of Seller’s respective obligations hereunder will violate any Applicable Law;

(k)           no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or the Arrangement Agreement based upon arrangements made by or on behalf of Seller that is or will be payable by the Company or any of its Subsidiaries (other than as disclosed in Section 3.36 of the Arrangement Agreement);

(l)            Seller agrees that it is a sophisticated party with respect to the Subject Securities and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the transactions contemplated by this Agreement and has independently and without reliance upon the Acquiror and based on such information as Seller has deemed appropriate, made Seller’s own analysis and decision to enter into this Agreement.  Seller acknowledges that the Acquiror has not made and nor does it make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement; and

(m)          Seller understands and acknowledges that Acquiror is entering into the Arrangement Agreement in reliance upon Seller’s execution and delivery of this Agreement and the representations, warranties and covenants contained herein.

4.2          The representations and warranties of each of Sellers contained in this Agreement shall survive the execution and delivery of this Agreement and shall expire and be terminated and extinguished on the earliest to occur of the Effective Date and the date of termination of this Agreement in accordance with Article 6.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

5.1          The Acquiror represents, warrants and, where applicable, covenants to each Seller as follows and acknowledges that each of the Sellers is relying upon these representations, warranties and covenants in connection with the entering into of this Agreement:

(a)           the Acquiror has been duly formed and is validly existing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to conduct its business as it is now being conducted and to execute and deliver this Agreement and to perform its obligations hereunder;

(b)           the execution and delivery of this Agreement by the Acquiror and the performance by it of its obligations hereunder have been duly authorized by its respective board of directors and no other corporate proceedings on its part are necessary to authorize this Agreement and the performance of its obligations hereunder;

(c)           this Agreement has been duly executed and delivered by the Acquiror and, assuming the due authorization, execution and delivery by each Seller, constitutes a legal, valid and binding obligation, enforceable by Sellers against the Acquiror in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws affecting creditor’s rights generally and general principles of equity; and

(d)           none of the execution and delivery by the Acquiror of this Agreement or the completion or performance of the transactions contemplated hereby or the compliance with the obligations hereunder by the Acquiror will result in a breach of (i) the governing documents of the Acquiror; (ii) any agreement or instrument to which the Acquiror is a party or by which the Acquiror or any of the Acquiror’s property or assets is bound; or (iii) any judgment, decree, order or award of any Governmental Authority with respect to the Acquiror, except, in the case of (ii) and (iii), such breaches which could not, individually or in the aggregate, impair the ability of the Acquiror to perform its obligations under this Agreement or otherwise delay the Acquiror in performing such obligations.

5.2          The representations and warranties of the Acquiror contained in this Agreement shall survive the execution and delivery of this Agreement and shall expire and be terminated and extinguished on the earliest to occur of the Effective Date and the date of termination of this Agreement in accordance with Article 6.

ARTICLE 6

TERMINATION

6.1         This Agreement may be terminated by the Acquiror by notice in writing to each Seller if:

(a)           any of the Sellers has not complied in all material respects with its covenants to the Acquiror contained herein;

(b)           the Company has not complied in all material respects with its covenants, agreements and representations and warranties to and with the Acquiror under the Arrangement Agreement; or

(c)           any of the representations and warranties of any of the Sellers contained herein is untrue or inaccurate in any material respect;

provided that at the time of such termination the Acquiror is not in material default of its obligations under this Agreement.

6.2         This Agreement may be terminated by any Seller by notice in writing to the Acquiror if:

(a)           the Acquiror has not complied in all material respects with its covenants and agreements to and with the Sellers contained herein; or

(b)           any of the representations and warranties of the Acquiror contained herein is untrue or inaccurate in any material respect;

provided that at the time of such termination none of the Sellers is in material default of its obligations under this Agreement.

6.3         This Agreement shall automatically terminate on the earliest to occur of:

(a)           the termination of the Arrangement Agreement in accordance with Article 8 of the Arrangement Agreement, provided that such termination is not due to a breach of the Arrangement Agreement by the Company or of this Agreement by a Seller;

(b)           the completion of the Arrangement; and

(c)           March 31, 2011, or April 15, 2011, as contemplated by Section 6.20 of the Arrangement Agreement.

6.4          This Agreement may be terminated as between the Acquiror and a Seller on the date upon which the Acquiror and such Seller mutually agree to terminate this Agreement.

6.5          In the case of any termination of this Agreement pursuant to Sections 6.1, 6.2, or 6.3, and in the case of a termination with respect to all of the Sellers, pursuant to Section 6.4, this Agreement shall terminate and be of no further force or effect.  Notwithstanding anything else contained herein, such termination shall not relieve any party from liability for any breach of its obligations or non-compliance with the terms and conditions of this Agreement by such party prior to such termination.

ARTICLE 7

DISCLOSURE

Except as required by applicable Laws or by any Governmental Authority or in accordance with the requirements of any stock exchange, Sellers shall not make any public announcement or statement with respect to this Agreement without the approval of the Acquiror, which shall not be unreasonably withheld or delayed.  A copy of this Agreement may be provided to the directors of the Company.  Acquiror may disclose the existence and terms of this Agreement.

ARTICLE 8

GENERAL

8.1          This Agreement shall become effective as among the Acquiror and a Seller concurrently upon the last to occur of (i) the execution and delivery of the Arrangement Agreement by the Company and the Acquiror and (ii) the execution and delivery hereof by the Acquiror and such Seller.

8.2          The rights and obligations of each Seller under this Agreement shall be several and not joint with the other Sellers.

8.3          Each of the Sellers and the Acquiror shall, from time to time, promptly execute and deliver all such further documents and instruments and do all such acts and things as the other party may reasonably require to effectively carry out the intent of this Agreement.

8.4          This Agreement shall not be assignable by any party without the prior written consent of the other parties.  This Agreement shall be binding upon and shall enure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns.

8.5          Time shall be of the essence of this Agreement.

8.6          Any notice or other communication required or permitted to be given hereunder shall be sufficiently given if in writing, delivered or sent by telecopier or facsimile transmission:

(a)           in the case of each Seller, at the telecopier or facsimile number or address set out immediately under the Seller’s name on the signatures pages hereto:

(b)           in the case of the Acquiror:

Magnum Hunter Resources Corporation
777 Post Oak Blvd, Suite 910
Houston, Texas 77056
Attention:          Paul M. Johnston,
   Senior Vice President and General Counsel
Facsimile No.:  (832) 369-6992
Email Address: pjohnston@magnumhunterresources.com

with copies (which shall not constitute notice) to

Fulbright & Jaworski L.L.P.
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201
Facsimile No.:  (214) 855-8200
Attention:         David E. Morrison

(c)           at such other address as the party to which such notice or other communication is to be given has last notified the party giving the same in the manner provided in this Section 8.6 and if so given shall be deemed to have been received on the date of such delivery or sending (or, if such day is not a Business Day, on the next following Business Day).

8.7         This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

8.8         Each of the parties hereto agrees with the others that: (i) money damages would not be a sufficient remedy for any breach of this Agreement by any of the parties; (ii) in addition to any other remedies at law or in equity that a party may have, such party shall be entitled to seek equitable relief, including injunction and specific performance, in addition to any other remedies available to the party, in the event of any breach of the provisions of this Agreement; and (iii) any party that is a defendant or respondent shall waive any requirement for the securing or posting of any bond in connection with such remedy.  Each of the parties hereby consents to any preliminary applications for such relief to any court of competent jurisdiction.  The prevailing party shall be reimbursed for all costs and expenses, including reasonable legal fees, incurred in enforcing the other party’s obligations hereunder.  Such remedies shall not be deemed to be exclusive remedies for the breach of this Agreement but shall be in addition to all other remedies at law or in equity.

8.9           If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not irremediably affected in any manner materially adverse to any party hereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled according to their original tenor to the extent possible.

8.10        This Agreement constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

8.11        This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce more than one counterpart.

[The rest of this page is intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

MAGNUM HUNTER RESOURCES
CORPORATION

By:
Name:	Ronald D. Ormand
Title:	Executive Vice President and
Chief Financial Officer

[Signature page to the Support Agreement]

Irrevocably accepted and agreed to this _____ day of December, 2010.

SIGNED, SEALED and DELIVERED	)
in the presence of:	)
)
)
Witness	)	Name: William S. Daugherty
	)	Address:
)
Company Shares:____________________ Company Options:____________________

SIGNED, SEALED and DELIVERED	)
in the presence of:	)
)
)
Witness	)	Name: D. Michael Wallen
	)	Address:
)
Company Shares:____________________ Company Options:____________________

SIGNED, SEALED and DELIVERED	)
in the presence of:	)
)
)
Witness	)	Name: Michael P. Windisch
	)	Address:
)
Company Shares:____________________ Company Options:____________________

SIGNED, SEALED and DELIVERED	)
in the presence of:	)
)
)
Witness	)	Name: William G. Barr III
	)	Address:
)
Company Shares:____________________ Company Options:____________________

SIGNED, SEALED and DELIVERED	)
in the presence of:	)
)
)
Witness	)	Name: Thomas F. Miller
	)	Address:
)
Company Shares:____________________ Company Options:____________________

SIGNED, SEALED and DELIVERED	)
in the presence of:	)
)
)
Witness	)	Name: James K. Klyman
	)	Address:
)
Company Shares:____________________ Company Options:____________________

SIGNED, SEALED and DELIVERED	)
in the presence of:	)
)
)
Witness	)	Name: Steve U. Morgan
	)	Address:
)
Company Shares:____________________ Company Options:____________________

SIGNED, SEALED and DELIVERED	)
in the presence of:	)
)
)
Witness	)	Name: Paul R. Ferretti
	)	Address:
)
Company Shares:____________________ Company Options:____________________

SIGNED, SEALED and DELIVERED	)
in the presence of:	)
)
)
Witness	)	Name: B. Allen Connell
	)	Address:
)
Company Shares:____________________ Company Options:____________________

EXHIBIT A

FORM OF SPOUSAL CONSENT

Dated December ___, 2010

Reference is hereby made to that certain Support Agreement (the “Agreement”) dated as of the date hereof by and among Acquiror and Seller (as hereinafter defined).  Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Agreement.

This Spousal Consent is being delivered pursuant to Section 3.1(j) of the Agreement, a copy of which has been provided to the undersigned (“Spouse”).  Spouse, as the spouse or registered domestic partner of ______________________ (“Seller”), consents to all of the provisions of the Agreement and to the extent that Spouse may lawfully do so, Spouse confirms that Seller may act alone with respect to all matters in connection with the Agreement.  Spouse also confirms that Seller may enter into agreements pursuant to the Agreement and consent to and execute amendments thereof, without further signature or consent of, or notice to, Spouse.  Spouse further agrees that he/she will not take any action to oppose or otherwise hinder the operation of the provisions of the Agreement and the transactions contemplated by the Agreement.

To the extent of any property interest that Spouse may have in Seller’s Subject Securities, Spouse consents to be bound by the terms of the Agreement.

Name of Spouse: